UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2026

PDS BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37568	26-4231384

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
303A College Road East, Princeton, NJ 08540
(Address of Principal Executive Offices, and Zip Code)
(800) 208-3343
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Common Stock, par value $0.00033 per share	PDSB	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On September 7, 2026, PDS Biotechnology Corporation, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (each, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, shares of the Company’s common stock, par value $0.00033 per share (“Common Stock”), common stock purchase warrants (the “Common Warrants”) and/or pre-funded common stock purchase warrants (the “Pre-Funded Warrants” and, together with the Common Warrants, the “Warrants”) in an unregistered private placement (the “Private Placement”). The Private Placement consists of an initial closing (the “Initial Closing”) and a contingent milestone closing (the “Milestone Closing”), each as described below.

At the Initial Closing, the Company will sell to the Purchasers (i) shares of Common Stock (the “Private Placement Shares”) or, at the election of a Purchaser, Pre-Funded Warrants in lieu of such shares, and (ii) accompanying Common Warrants. Each unit consisting of one Private Placement Share and a Common Warrant to purchase one-half of one share of Common Stock will be sold for $0.2825 (the “Share Unit Purchase Price”), and each unit consisting of one Pre-Funded Warrant to purchase one share of Common Stock and a Common Warrant to purchase one-half of one share of Common Stock will be sold for $0.28217 (the “Pre-Funded Unit Purchase Price”). The Share Unit Purchase Price is equal to the Nasdaq Official Closing Price (as reflected on Nasdaq.com) of the Common Stock immediately preceding signing plus $0.0625 per share, and the Pre-Funded Unit Purchase Price is equal to the Share Unit Purchase Price minus $0.00033 which is the exercise price per share under the Pre-Funded Warrant. The aggregate gross proceeds and the aggregate number of Private Placement Shares, Pre-Funded Warrants and Common Warrants expected to be issued at the Initial Closing are approximately $11,550,000, and 20,875,220, 20,009,736 and 20,442,479, respectively. The Initial Closing is expected to occur on or about September 11, 2026 (the “Initial Closing Date”), subject to the satisfaction or waiver of the applicable closing conditions. The number of securities purchased by any Purchaser will be subject to a 19.9% beneficial ownership limitation.

The Pre-Funded Warrants will be exercisable for shares of Common Stock (the “Pre-Funded Warrant Shares”) at any time and from time to time on or after issuance until exercised in full, at an exercise price of $0.00033 per share, subject to a 19.99% beneficial ownership limitation, which may not be waived and shall apply to any successor holder of Pre-Funded Warrants. A Purchaser may elect to receive Pre-Funded Warrants in lieu of Private Placement Shares and, without election, shall receive Pre-Funded Warrants in lieu of Private Placement Shares to the extent the issuance of such shares would cause the Purchaser to exceed the 19.9% beneficial ownership limitation pursuant to the terms of the Purchase Agreement. The aggregate exercise price (other than the $0.00033 per-share exercise price) will be pre-funded at issuance, and no additional consideration will be required upon exercise other than the applicable exercise price. The Pre-Funded Warrants may be exercised for cash or, if no registration statement registering the Pre-Funded Warrant shares is effective, on a cashless basis. If exercised for cash, the Company will issue the underlying shares within the applicable standard settlement period, subject to the terms of the Pre-Funded Warrants. The Pre-Funded Warrants may not be transferred other than to an affiliate, subject to applicable securities laws.

The Common Warrants will be exercisable for shares of Common Stock (the “Common Warrant Shares” and, together with the Pre-Funded Warrant Shares, the “Warrant Shares”), or, in certain circumstances, Pre-Funded Warrants, from the date of issuance through 5:00 p.m., New York City time, on the one-year anniversary of the date of issuance, at an exercise price of $0.22 per share, subject to adjustment as provided in the Common Warrants. The Common Warrants may be exercised for cash or, if no registration statement registering the Common Warrant shares is effective, on a cashless basis. The Common Warrants are subject to a 19.9% beneficial ownership limitation, which may not be waived and shall apply to any successor holder of a Common Warrant. The Common Warrants also provide for customary adjustments for stock dividends, stock splits, reclassifications and Fundamental Transactions, and permit the holder to receive Pre-Funded Warrants in lieu of Common Stock upon exercise in certain circumstances.

Upon the submission by the Company to the United States Food and Drug Administration of a registrational Phase 3 clinical trial protocol for PDS0301, designed in collaboration with Nant (as defined below), under the Company’s Investigational New Drug application (the “Milestone Event”), Nant Capital, LLC and its Affiliates (collectively, “Nant”) and AB Group Ltd. (“AB Group”), as the  purchasers at the Milestone Closing, will be obligated to purchase, and the Company will be obligated to issue to Nant and AB Group, shares of Common Stock and/or Pre-Funded Warrants (the “Milestone Securities”) for an aggregate subscription amount of $10,000,000 with respect to Nant and $1,000,000 with respect to AB Group, less the aggregate exercise price of any Pre-Funded Warrants, which exercise price will be paid upon exercise. The purchase price per share at the Milestone Closing (the “Milestone Per Share Purchase Price”) is equal to $0.22, subject to adjustment for stock splits, stock dividends, stock combinations and similar transactions. The purchase price per Pre-Funded Warrant is equal to $0.21967. The Milestone Closing will occur no later than the fifth (5th) business day after the Milestone Event. The Company will provide written notice to each of Nant and AB Group within two (2) business days after the Milestone Event specifying the Milestone Closing Date and the number of Milestone Securities.

From and after the Initial Closing Date, for so long as Nant beneficially owns fifteen (15) percent or more of the Company’s outstanding Common Stock (including, solely for this purpose, shares of Common Stock issuable upon exercise of the Pre-Funded Warrants), Nant will have the right, but not the obligation, to designate two (2) individuals for appointment to the Company’s board of directors, one of whom shall be Dr. Patrick Soon-Shiong. At least one Nant designee must be independent under Nasdaq listing standards. The Company has agreed to take all actions reasonably necessary to promptly appoint the Nant designees, including increasing the size of the board if necessary and to include the Nant designees in the slate of nominees recommended by the board and use reasonable best efforts to cause their election. Effective as of the Initial Closing Date, the Company’s board of directors increased the size of the Company’s board from six (6) to eight (8). The Company has also agreed to fill vacancies created by departing Nant designees with a new Nant designee while the designation right applies; if Nant’s ownership falls below the applicable threshold, the Nant designees shall promptly tender their resignations and the Company may take commercially reasonable actions within its control to cause the removal of the Nant designees. The Company shall disclose the actual appointment of such designees on a separate Current Report on Form 8-K following such appointment.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchasers. The Company has agreed, among other things, to: (i) maintain the registration of the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and timely file all required reports thereunder; (ii) file with Nasdaq, prior to or at the Initial Closing, a Notification Form: Listing of Additional Shares for the listing of the shares of Common Stock issued at the Initial Closing and the Milestone Closing and the Warrant Shares (collectively, the “Shares”) and use commercially reasonable efforts to maintain the listing and trading of the Common Stock on the Nasdaq Capital Market; (iii) reserve and keep available a sufficient number of authorized shares of Common Stock for issuance upon exercise of the Warrants; (iv) use the proceeds from the sale of the securities to repay outstanding indebtedness and for working capital and general corporate purposes, which may include continued development of clinical programs, further research and development, capital expenditures and general and administrative expenses; and (v) make the disclosures and file the transaction agreements as required under the Purchase Agreement and applicable law. Each party is responsible for its own out-of-pocket fees and expenses in connection with the transaction, except that the Company will pay transfer agent fees, taxes and duties relating to delivery of the securities and the reasonable fees and expenses of counsel for Nant, in an amount not to exceed $75,000.

The Purchase Agreement also provides that, from the date of the Purchase Agreement until the Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement (the “Lock-Up Period”), the Company may not issue shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), or file a registration statement under the Securities Act relating to any shares of Common Stock or Common Stock Equivalents, subject to certain customary exceptions, including issuances under existing stock option plans, upon exercise of outstanding options or warrants, in connection with acquisitions or strategic transactions (subject to a 5% cap), or pursuant to the Company’s existing at-the-market offering program. The Purchase Agreement may be terminated by (a) mutual written agreement, (b) by the Company if the purchaser closing conditions become incapable of fulfillment, (c) by any Purchaser (as to itself only) if the Company closing conditions become incapable of fulfillment, or (d) if the Initial Closing has not occurred on or before September 21, 2026, subject to surviving liability for willful breach.

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) requiring the Company, within 30 calendar days following the applicable closing date, to file a registration statement on Form S-3 (or Form S-1 if the Company is not then eligible to use Form S-3) for the resale of the Shares. The Company must use its best efforts to cause the registration statement to become effective within 60 calendar days after filing, or within 90 calendar days after filing if the SEC reviews and provides written comments, or, if earlier, by the fifth (5th) business day after the SEC notifies the Company that the registration statement will not be reviewed or is no longer subject to further review and comments. The Company must keep the registration statement continuously effective until the earlier of the date all covered securities have been sold, the date the securities cease to be Registrable Securities (as defined in the Registration Rights Agreement), or the fifth anniversary of effectiveness. The Company may suspend use of the prospectus for an Allowed Delay (as defined in the Registration Rights Agreement) on no more than two occasions in any 12-month period, for no more than 45 consecutive days or 90 days in the aggregate. If specified registration or reporting failures occur, the Company must pay liquidated damages equal to 1.0% of the aggregate purchase price paid by the applicable holder for Registrable Securities held on the applicable Event Date (as defined in the Registration Rights Agreement), and on each monthly anniversary until cured, subject to a five-Business-Day cure period, a maximum of 5.0% per holder, and interest at 0.5% per month on an annualized basis if unpaid within 10 business days. The Company will bear the registration expenses.

At the Initial Closing, the Company and NantWorks, LLC (“NantWorks”) intend to enter into an Option to Negotiate for an Exclusive License Agreement (the “Option Agreement”), pursuant to which the Company will grant NantWorks an exclusive right (the “Exclusive Right”) to negotiate an exclusive license agreement with respect to all rights, title and interests in and to the PDS0101 program (the “PDS0101 Program”) in exchange for a payment by NantWorks to the Company of $25,000. The Exclusive Right remains in effect for a period of one (1) year following the Initial Closing Date (the “Exclusivity Period”). During the Exclusivity Period, the Company must negotiate exclusively and in good faith with NantWorks regarding a potential exclusive license transaction involving the PDS0101 Program and may not solicit, initiate, encourage or participate in discussions or negotiations with any third party regarding a transaction involving the PDS0101 Program that would be inconsistent with the rights granted to NantWorks.  However, beginning on the ten (10) month anniversary of the effective date of the Option Agreement, the Company may engage in discussions with third parties, but shall not enter into any binding agreement with respect to a competing transaction without NantWorks’ prior written consent.

The foregoing descriptions of the Pre-Funded Warrants, the Common Warrants, the Purchase Agreement, the Registration Rights Agreement and the Option Agreement are qualified in their entirety by reference to the full text of the forms of such documents, copies of which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3 respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated herein by reference into this Item 3.02. The maximum number of shares of Common Stock issuable pursuant to the Private Placement, including upon exercise of the Common Warrants and the Pre-Funded Warrants (without giving effect to the beneficial ownership limitation), is 111,327,435 shares.

The Private Placement Shares, the Common Warrants, the Pre-Funded Warrants, the Milestone Securities, and the shares of common stock underlying the Common Warrants and the Pre-Funded Warrants (collectively, the “Securities”) were, and will be, offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. Each Purchaser is an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not initially be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock, notes, or any other securities of the Company.

Item 7.01	Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release announcing the signing of the Purchase Agreement with the Purchasers. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains certain forward-looking statements regarding the business of the Company that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the expected closing of the Private Placement, anticipated receipt and use of proceeds from the Private Placement, whether the conditions for the closing of the Private Placement will be satisfied and the filing of a registration statement or final prospectus, as applicable, to register the resale of the Shares and Warrant shares to be issued and sold in the Private Placement. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, those associated with market conditions and the satisfaction of customary closing conditions in the Private Placement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 30, 2026, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on April 28, 2026, the Company’s Quarterly Report on From 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 14, 2026, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 filed with the SEC on August 13, 2026, and other filings that the Company makes with the SEC from time to time. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this report. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Option Agreement
99.1	Press Release of PDS Biotechnology Corporation., dated as of September 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission or its staff upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS BIOTECHNOLOGY CORPORATION

Date: September 8, 2026	By:	/s/ Frank Bedu-Addo, Ph.D.
Name:	Frank Bedu-Addo, Ph.D.
Title:	President and Chief Executive Officer